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                                                            EXHIBIT NO. 99.8(f)

              MASTER CLASS R ADMINISTRATION AND SERVICE AGREEMENT

                     DATED AS OF THIS 1ST DAY OF APRIL 2005



                             EXHIBIT A, AS REVISED:

                July 26, 2005 (Addition of MFS Series Trust XII)
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                       MASTER CLASS R PLAN ADMINISTRATION AND SERVICE AGREEMENT

                                                                      EXHIBIT A
                                                            AS OF JULY 26, 2005
FUNDS

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS GOVERNMENT SECURITIES FUND
MFS SERIES TRUST I
     MFS Cash Reserve Fund
     MFS Core Equity Fund
     MFS Core Growth Fund
     MFS New Discovery Fund
     MFS Research International Fund
     MFS Strategic Growth Fund
     MFS Technology Fund
     MFS Value Fund
MFS SERIES TRUST II
     MFS Emerging Growth Fund
MFS SERIES TRUST III
     MFS High Income Fund
MFS SERIES TRUST IV
     MFS Mid Cap Growth Fund
MFS SERIES TRUST V
     MFS International New Discovery Fund
     MFS Research Fund
     MFS Total Return Fund
MFS SERIES TRUST VI
     MFS Global Equity Fund
     MFS Global Total Return Fund
     MFS Utilities Fund
MFS SERIES TRUST VII
     MFS Capital Opportunities Fund
MFS SERIES TRUST VIII
     MFS Global Growth Fund
MFS SERIES TRUST IX
     MFS Bond Fund
     MFS Intermediate Investment Grade Bond Fund
     MFS Limited Maturity Fund
     MFS Research Bond Fund
     MFS Inflation-Adjusted Bond Fund
MFS SERIES TRUST X
     MFS Aggressive Growth Allocation Fund
     MFS Conservative Allocation Fund
     MFS Growth Allocation Fund
     MFS International Diversification Fund
     MFS Moderate Allocation Fund
     MFS New Endeavor Fund
     MFS Strategic Value Fund
MFS SERIES TRUST XI
     MFS Mid Cap Value Fund
MFS SERIES TRUST XII
     MFS Lifetime Retirement Income Fund
     MFS Lifetime 2010 Fund
     MFS Lifetime 2020 Fund
     MFS Lifetime 2030 Fund
     MFS Lifetime 2040 Fund